UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 2, 2009

Old Second Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  0-10537

Delaware	36-3143493
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

37 South River Street

Aurora, Illinois  60507

(Address of principal executive offices, including zip code)

(630) 892-0202

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 2, 2009, Mary Krasner submitted notice of her resignation as a director of the Company, effective immediately.  Ms. Krasner informed the Company that her resignation is not due to any disagreement with the Company.  Ms. Krasner will continue to spend her time as General Partner and Owner of Wyndham Deerpoint Homes, a homebuilding and land development company, as well as pursuing her other business interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Second Bancorp, Inc.

Dated: September 2, 2009	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Executive Vice President and Chief Financial Officer